_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 May 21, 1996


                   Structured Asset Securities Corporation
           ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)



    Delaware                      33-99598                74-2440850
_______________                 _____________           _______________

(State or Other Jurisdiction     (Commission            ( I.R.S. Employer
      of Incorporation)          File Number)           Identification No.)


    200 Vesey Street                                 10285
                                                 ___________________
   New York, New York                               (Zip Code)
________________________
  (Address of Principal
   Executive Offices)

Registrant's telephone number, including area code (212) 526-5594


                                  No Change
 ___________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)


     Item 5.  Other Events./F1/
              ____________

     Attached as Exhibit 23 to this Current  Report is the consent of Coopers
& Lybrand LLP to the use of such firm's name under the caption "Experts", and the incorporation by reference of such firm's report dated January 17, 1996 on its audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-2, Class A1,
Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class AP, Class B1, Class B2, Class B3 and Class R Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated May
21, 1996 (the "Prospectus Supplement"), and a prospectus, dated May 21, 1996 (together with the Prospectus Supplement, the "Prospectus"), which were filed  with the  Commission pursuant  to Rule 424(b) under the Securities
Act of 1933,  as  amended (the  "Act").   The  Certificates  are registered
pursuant to the Act  under  a  Registration  Statement   on  Form  S-3
(No.  33-99598)  (the "Registration Statement").

_____________________

/F1/ Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectusa.

          Item  7.  Financial Statements; Pro Forma Financial Information and
                    _________________________________________________________
Exhibits.
________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               23.       Consent of Experts and Counsel


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION



                              By: /s/  Prue Larocca
                                 ______________________________
                                 Name:   Prue Larocca
                                 Title:  Vice President




Dated:  May 23, 1996